                                 LEASE AGREEMENT


                                     Between

                            WATER TOWER CAMPBELL, LLC
                            -------------------------

                     A CALIFORNIA LIMITED LIABILITY COMPANY
                     --------------------------------------

                                   As Landlord

                                       And

                               Netrix Corporation
                             a Delaware Corporation
                       doing business as Nx Networks, Inc.


                                    As Tenant

                                   Dated as of

                                  May 18, 2000





















         PROPERTY:

         307 Orchard City Drive
         Campbell, California  95008


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                  THIS AGREEMENT made this 18th day of May, 2000.

                  BETWEEN:

                                            WATER   TOWER   CAMPBELL,    LLC   A
                                            California     limited     liability
                                            company,  and having a local  office
                                            at 1690  Dell  Avenue in the City of
                                            Campbell, California

                                            (hereinafter called the "Landlord")

                                                              OF THE FIRST PART,
                                            --- and ---

                                            Netrix Corporation,,
                                            A   Delaware    corporation    doing
                                            business as Nx Networks,  Inc.having
                                            an office at 13595 Dallas Technology
                                            Drive,  Suite  100  in the  City  of
                                            Herndon, Virginia 20171

                                            (hereinafter called the "Tenant")

                                                             OF THE SECOND PART,

                      In  consideration  of the rents,  covenants and agreements hereinafter contained, the Landlord and Tenant hereby agree as follows:

                               1. LEASED PREMISES

LEASED PREMISES            The Landlord does demise and lease to  the Tenant the
                    premises (the "Leased Premises") located in a building (the "Building") having a municipal address of 307 Orchard City Drive, in the city of Campbell, and known as Suites 350 and 309, Water Tower II (the Leased Premises, the Building, together with the lands described in Schedule "A" attached hereto and present and future improvements, additions and changes thereto being herein called the "Property"). The Leased Premises are located on the Third floor and the approximate location is outlined in heavy black and cross hatched on the plan or plans marked Schedule(s) "B1" attached hereto. The parties agree that the Rentable Area of the Leased Premises is eight thousand five hundred thirty-six (8,536) square feet and has been measured in accordance with the provisions of Schedule "B" attached hereto.
                                     2. TERM

TERM (a) TO HAVE AND TO HOLD the Leased Premises for and during the term of seven (7) years and 0 days (the "Term") to be computed from the 1st day of June 2000, and to be fully complete and ended on the 31st day of May 2007, unless otherwise terminated. Suite 350 shall be delivered to Tenant June 1, 2000 and Suite 309 shall be delivered to Tenant July 1, 2000.

DELAY               (b)  If  the Leased  Premises or  any part  thereof  are not
IN OCCUPANCY        ready  for  occupancy  on  the date of  commencement  of the
                    Term, no part of  the  "Rent" (as  hereinafter   defined) or
                    only a  proportionate  part  thereof,  in the event that the
                    Tenant shall occupy a part of the Leased Premises,  shall be payable  for the  period  prior to the date when the  entire
                    Leased  Premises are ready for  occupancy  and the full Rent shall accrue only after such last mentioned date. The Tenant agrees  to  accept  any  such  abatement  of  Rent  in  full settlement  of all claims which the Tenant  might  otherwise have by reason of the Leased  Premises  not being  ready for occupancy on the date of commencement of the Term,  provided that when the Landlord has  completed  construction  of such part of the Leased  Premises as it is obliged  hereunder  to construct, the Tenant shall not be entitled to any abatement of Rent  for any  delay  in  occupancy  due to the  Tenant's failure or delay to provide plans or to complete any special installations or other work required for its purposes or due to any other reason, nor shall the Tenant be entitled to any abatement of Rent for any delay in occupancy if the Landlord has been  unable  to  complete  construction  of the  Leased
                    Premises by reason of such failure or delay by the Tenant. A certificate  of the  Landlord  as to  the  date  the  Leased
                    Premises were ready for occupancy and such  construction  as
                    the  Landlord  is  obliged  to  complete  is   substantially
                    completed,  or as to the date upon which the same would have been ready for occupancy and completed  respectively but for the failure or delay of the Tenant,  shall be conclusive and binding  on the  Tenant  and Rent in full  shall  accrue and
                    become   payable   from   the  date  set  out  in  the  said
                    certificate. Notwithstanding any delay in occupancy, the expiry date of this Lease shall remain unchanged.

                                      2
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OVER-HOLDING        (c)   If at the expiration of the Term or sooner termination
                    hereof, the  Tenant shall remain  in possession  without any
                    further  written   agreement or in   circumstances  where  a
                    tenancy would thereby be created by implication of law or otherwise, a tenancy from year to year shall not be created by implication of law or otherwise, but the Tenant shall be deemed to be a monthly tenant only, at double "Basic Rent" (as hereinafter defined) payable monthly in advance plus "Additional Rent" (as hereinafter defined) and otherwise upon and subject to the same terms and conditions as herein contained, excepting provisions for renewal (if any) and leasehold improvement allowance (if any), contained herein, and nothing, including the acceptance of any Rent by the Landlord, for periods other than monthly periods, shall extend this Lease to the contrary except an agreement in writing between the Landlord and the Tenant and the Tenant hereby authorizes the Landlord to apply any moneys received
                    from   the   Tenant in   payment  of  such   monthly   Rent.
                    Notwithstanding the foregoing, in the event that the Tenant shall hold over after the expiration of the Term and the Landlord shall desire to regain possession of the Leased Premises promptly at the expiration of the Term, then the Landlord, at its sole option, may forthwith re-enter and take possession of the Leased premises without process, or
                    by any  legal  process  in  force,   Tenant hereby expressly
                    waiving any and all notices to cure or vacate or to quit the Leased Premises provided by current or future law (except for those notices specifically outlined in this Lease).

                                     3. RENT

FIRST MONTHLY      (a) (i) The Tenant shall  without  demand, deduction or right
BASIC RENT          of offset pay to the Landlord  (herein called "Basic Rent"),
                    the  sum   of Thirty-Seven  Thousand Five  Hundred Fifty-Two
                    and 56/100  Dollars ($37,552.56) of  lawful  money  of   the
                    jurisdiction in which the Leased Premises are located upon execution of the lease, for Suite 350 for the month of June, 2000.

BASIC RENT             (ii)  Commencing  on   the  1st day of  July,  2000   and
                    continuing until the 31st day of May, 2001, the Basic Rent shall be increased to Five Hundred Sixty-Five Thousand Four Hundred Twenty-Four and 64/100 dollars ($565,424.64) per annum of lawful money of the jurisdiction in which the Leased Premises are located payable in equal monthly installments of Forty-Seven Thousand One Hundred Eighteen and 72/100 dollars ($47,118.72) each in advance on the first day of each month during the Term, the first payment to be made on the 1st day of July, 2000.

INCREASE IN            (iii)  Commencing   on   the   1st  day of June, 2001 and
BASIC RENT          continuing  until the 31st day of May,  2002, the Basic Rent shall be increased to Five Hundred Ninety-Three Thousand Six
                    Hundred  Ninety-Five and  87/100  dollars ($593,695.87)  per annum  of  lawful  money of the  jurisdiction in  which  the
                    Leased   Premises   are  located   payable in  equal monthly
                    installments   of  Forty - Nine   Thousand    Four   Hundred
                    Seventy-Four and 66/100 dollars ($49,474.66) each in advance on the first day of each month during the Term, the first payment to be made on the 1st day of June, 2001.

INCREASE IN            (iv)  Commencing   on   the 1st  day of  June,   2002 and
BASIC RENT          continuing   until the 31st day of  May,  2003,  the   Basic
                    Rent shall be increased to Six Hundred Twenty-Three Thousand
                    Three Hundred Eighty and  64/100  dollars ($623,380.64)  per
                    annum of lawful  money of  the   jurisdiction  in  which the
                    Leased  Premises  are   located  payable in  equal   monthly
                    installments  of   Fifty - One   Thousand    Nine    Hundred
                    Forty-Eight and 39/100 dollars ($51,948.39) each in advance on the first day of each month during the Term, the first payment to be made on the 1st day of June, 2002.

INCREASE IN            (v) Commencing  on  the  1st   day  of   June,   2003 and
BASIC RENT          continuing until the 31st day of May,  2004,  the Basic Rent shall be  increased  to  Six undred Fifty-Four Thousand Five
                    Hundred Forty-Nine  and  70/100  dollars  ($654,549.70)  per
                    annum of lawful  money  of  the  jurisdiction in   which the
                    Leased  Premises   are   located   payable in  equal monthly
                    installments   of  Fifty - Four    housand    Five   Hundred
                    Forty-Five and 81/100 dollars ($54,545.81) each in advance on the first day of each month during the Term, the first payment to be made on the 1st day of June, 2003.

INCREASE IN            (vi)  Commencing  on   the  1st day of  June,   2004  and
BASIC RENT          continuing   until the   31st day of May,  2005,  the  Basic
                    Rent shall be increased to Six Hundred Eighty-Seven Thousand
                    Two Hundred Seventy-Seven and 18/100  dollars  ($687,277.18)
                    per   annum   of    lawful   money  of   the    jurisdiction
                    in which the Leased  Premises  are located  payable in equal monthly  installments  of  Fifty-Seven  Thousand Two Hundred
                    Seventy-Three  and  10/100  dollars   ($57,273.10)  each  in
                    advance on the first day of each month during the Term, the first payment to be made on the 1st day of June, 2004.

INCREASE IN            (vii)  Commencing  on the   1st day of  June,  2005   and
BASIC RENT          continuing  until the 31st day of May, 2006, the Basic  Rent shall be increased to Seven Hundred Twenty-One Thousand  Six
                    Hundred  Forty-One  and  04/100 dollars   ($721,641.04)  per
                    annum   of   lawful   money  of  the   jurisdiction in which
                    the Leased  Premises  are located  payable in equal  monthly
                    installments of  Sixty   Thousand   One   Hundred Thirty-Six
                    and  75/100  dollars  ($60,136.75)  each in  advance on  the
                    first  day  of  each month   during   the  Term,  the  first
                    payment to be made on the 1st day of June, 2005.

INCREASE IN            (viii)  Commencing  on the  1st  day  of  June,  2006 and
BASIC RENT          continuing until  the 31st day of May, 2007, the Basic  Rent shall  be  increased  to Seven Hundred  Fifty-Seven Thousand
                    Seven Hundred Twenty-Three  and 10/100 dollars ($757,723.10)
                    per annum of lawful money of the  jurisdiction in which  the
                    Leased   Premises  are  located  payable  in  equal  monthly
                    installments   of   Sixty - Three  Thousand    One   Hundred
                    Forty-Three and 58/100 dollars ($63,143.58) each in advance on the first day of each month during the Term, the first payment to be made on the 1st day of June, 2006.

ADDITIONAL          (b) The Tenant  shall,  without  deduction  or right of
RENT                offset pay to the Landlord  yearly and every year during the
                    Term as additional rental (herein called "Additional Rent")

                       (i)    the amounts of any Taxes payable by the Tenant to
                              the  Landlord   pursuant to  the   provisions  of
                              Schedule "C" attached hereto; and

                       (ii)   the  amounts   required  to  be  paid  to  the
                              Landlord   pursuant  to  the   provisions   of
                              Schedule "D" attached hereto.

PAYMENT -           (c)  Additional  Rent  shall  be  paid  and   adjusted  with
ADDITIONAL RENT     reference to a fiscal period of twelve (12) calendar  months
                    ("Fiscal Period"), which shall be a calendar year unless the Landlord shall from time to time have selected a Fiscal
                    Period which is not a calendar year by written notice to the Tenant.

                           The  Landlord  shall  advise the Tenant in writing of
                    its estimate of the Additional Rent to be payable by the Tenant during the Fiscal Period (or broken portion of the Fiscal Period, as the case may be, if applicable at the commencement or end of the term or because of a change in Fiscal Period) which commenced upon the commencement date of the Term and for each succeeding Fiscal Period or broken portion thereof which commences during the Term. Such estimate shall in every case be a reasonable estimate and, if requested by the Tenant, shall be accompanied by reasonable particulars of the manner in which it was calculated. The Additional Rent payable by the Tenant shall be paid in equal monthly installments in advance at the same time as payment of Basic Rent is due hereunder based on the Landlord's estimate as aforesaid. From time to time, the Landlord may re-estimate, on a reasonable basis, the amount of Additional Rent for any Fiscal Period or broken portion thereof, in which case the Landlord shall advise the Tenant in writing of such re-estimate and fix new equal monthly installments for the remaining balance of such Fiscal Period or broken portion thereof. After the end of each such Fiscal Period or broken portion thereof the Landlord shall provide the Tenant with a statement of the actual Additional Rent payable in respect of such Fiscal Period or broken portion thereof and a calculation of the amounts by which the Additional Rent payable by the Tenant exceeds or is less than (as the case may be) the aggregate installments paid by the Tenant on account of Additional Rent for such Fiscal Period.

                           Within thirty (30) days after the  submission of such
                    statement either the Tenant shall pay to the Landlord any amount by which the amount found payable by the Tenant with respect to such Fiscal Period or broken portion thereof exceeds the aggregate of the monthly payments made by it on account thereof during such Fiscal Period or broken portion thereof, or the Landlord shall pay to the Tenant any amount by which the amount found payable as aforesaid is less than the aggregate of such monthly payments.

RECOVERY OF RENT    (d) In this Lease "Rent" means all amounts  required
                    to be paid by the Tenant pursuant to this Lease including without limitation Basic Rent and Additional Rent.

ACCRUAL OF RENT     (e) Basic Rent and  Additional  Rent shall be  considered as accruing  from day to day,  and for an  irregular  period of less than one year or less than one calendar  month shall be apportioned  and  adjusted  by the  Landlord  for the Fiscal
                    Periods of the Landlord in which the tenancy  created hereby commences and expires.  Where the  calculation of Additional
                    Rent for a period cannot be made until after the termination
                    of  this  Lease,   the  obligation  of  the  Tenant  to  pay
                    Additional Rent shall survive the termination hereof and Additional Rent for such period shall be payable by the Tenant upon demand by the Landlord. If the Term commences or expires on any day other than the first or the last day of a month, Basic Rent and Additional Rent for such fraction of a month shall be apportioned and adjusted as aforesaid and paid by the Tenant on the commencement date of the Term.

LIMITATIONS         (f)  The  information  set  out in  statements,
                    documents  or  other  writings  setting  out the  amount  of
                    Additional Rent submitted to the Tenant under or pursuant to this  Lease  shall be binding on the Tenant and deemed to be accepted by it and shall not be subject to amendment for any reason unless the Tenant gives written  notice (the "Dispute
                    Notice")  to the  Landlord  within  sixty  (60)  days of the
                    Landlord's  submission  of  such  statement,   document,  or
                    writing identifying the statement, document, or writing. The
                    Dispute Notice shall set out in reasonable detail the reason why such statement, document or writing is in error or otherwise should not be binding on the Tenant. If the Tenant disputes the amount of the Additional Rent as aforesaid, and if such dispute is not resolved within thirty (30) days after the

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                    Tenant delivers the Dispute Notice to the Landlord, then the
                    Landlord shall cause an audited statement of Additional Rent to be prepared by an independent nationally recognized firm of chartered accountants. The statement of Additional Rent as prepared by such accountants shall be final and binding upon the parties hereto and within fifteen (15) days after delivery of such statement of Additional Rent to the parties by the accountants the Landlord and Tenant shall readjust Additional Rent as contemplated by section 3(c). The cost of preparation of such audited statement shall be paid by the Tenant as Rent unless the amount of Additional Rent payable by the Tenant as set forth in such audited financial statement is at least 4% less than the amount of Additional Rent demanded by the Landlord in accordance with the statement delivered to the Tenant pursuant to section 3(c).


                               4. SECURITY DEPOSIT

SECURITY DEPOSIT    The Tenant  shall pay to the  Landlord on  execution of this
                    Lease  by the  Tenant  the  sum of  One  Hundred  Twenty-Six
                    Thousand  Two  Hundred   Eighty-Seven   and  18/100  Dollars
                    ($126,287.18)  as a  deposit  to the  Landlord  to  stand as security  for  the  payment  by the  Tenant  of any  and all present and future  debts and  liabilities  of the Tenant to the Landlord and for the performance by the Tenant of all of its  obligations  arising under or in  connection  with this
                    Lease  (the  "Debts,  Liabilities  and  Obligations").   The
                    Landlord shall not be required to keep the deposit separate from its general funds. In the event of the Landlord disposing of its interest in this Lease, the Landlord shall credit the deposit to its successor and thereupon shall have no liability to the Tenant to repay the security deposit to the Tenant. Subject to the foregoing and to the Tenant not being in default under this Lease, the Landlord shall repay the security deposit to the Tenant without interest at the end of the Term or sooner termination of the Lease provided that all Debts, Liabilities and Obligations of the Tenant to the Landlord are paid and performed in full, failing which the Landlord may on notice to the Tenant elect to retain the security deposit and to apply it in reduction of the Debts, Liabilities and Obligations and the Tenant shall remain fully liable to the Landlord for payment and performance of the remaining Debts, Liabilities and Obligations.

                              5. GENERAL COVENANTS

LANDLORD'S          (a)    The Landlord covenants with the Tenant:
COVENANT

                           (i)  for quiet enjoyment; and

                           (ii) to observe and perform all the covenants and
                                obligations of the Landlord herein.

TENANT'S COVENANT   (b)    The Tenant covenants with the Landlord:

                           (i)  to pay Rent; and

                           (ii) to observe and perform all the covenants and
                                obligations of the Tenant herein.

                              6. USE AND OCCUPANCY

USE                 The Tenant covenants with the Landlord:

                    (a) not to use the Leased Premises for any purpose other than an office for the conduct of the Tenant's business which is general office and such use shall be consistent with the character of the Property and compatible with the other uses of the Property;

WASTE,  NUISANCE,   (b) not to commit, or permit, any waste, injury or damage to
ETC.                the Property  including the Leasehold   Improvements and
                    any trade fixtures therein, any loading of the floors thereof in excess of the maximum degree of loading as determined by the Landlord acting reasonably, any nuisance therein or any use or manner of use causing annoyance to other tenants and occupants of the Property or to the Landlord;

INSURANCE RISKS     (c)  not  to do, omit or permit to  be done or omitted to be
                    done upon the Property   anything  which  would cause  to be
                    increased the Landlord's cost of insurance or the costs of insurance of another tenant of the Property against perils as to which the Landlord or such other tenant has insured or which shall cause any policy of insurance on the Property to be subject to cancellation;

COMPLIANCE  WITH    (d) to comply at its own expense with all governmental laws,
LAW                 regulations   and  requirements  (1)  related   to  Tenant's
                    specific  manner of use of the Premises,  Tenant's change in use of the Premises, Tenant's alterations,
                    additions,   or  improvements  to  the  Premises,   Tenant's
                    application for governmental approvals,  licenses or permits
                    or  Tenant's   negligence  of  willful   misconduct  or  (2)
                    pertaining to the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by or on behalf of the Tenant in the Premises and the making by the Tenant of any repairs, changes or improvements therein. The foregoing shall not be a limitation to any Operating
                    Expenses Tenant is responsible for pursuant to Schedule "D".


ENVIRONMENTAL       (e) (i) to conduct and maintain its business and  operations
COMPLIANCE          at the Leased  Premises so as to comply in all respects with common law and with all present and future applicable federal, provincial/ state, local,

                    municipal, governmental or quasi-governmental laws, by-laws, rules, regulations, licenses, orders, guidelines, directives, permits, decisions or requirements concerning occupational or public health and safety or the environment and any order, injunction, judgment, declaration, notice or demand issued thereunder, ("Environmental Laws"), in each case to the extent applicable to Tenant's business and operations at the Leased Premises;

                    (ii)  not  to  permit  or  suffer  any  substance  which  is hazardous or is prohibited, restricted, regulated or controlled under any Environmental Law to be present at, on or in the Leased Premises, excluding normal office supplies in customary quantities, unless it has received the prior written consent of the Landlord which consent may be arbitrarily withheld;

 RULES AND          (f)  to observe  and  perform,  and to cause its  employees,
 REGULATIONS        invitees and others over whom the Tenant can reasonably
                    be expected to exercise control to observe and perform,  the
                    Rules and Regulations  contained in Schedule "E" hereto, and such further and other  reasonable rules and regulations and amendments and additions therein as may hereafter be made by the Landlord  and notified in writing to the Tenant,  except that no change or addition may be made that is  inconsistent with this Lease  unless as may be required  by  governmental regulation  or  unless  the  Tenant  consents  thereto.  The imposition of such Rules and Regulations shall not create or imply any  obligation  of the  Landlord  to enforce  them or
                    create   any   liability   of   the   Landlord   for   their
                    non-enforcement or otherwise.

                    6A. LANDLORD REPRESENTATION OF COMPLIANCE

                    Landlord represents to Tenant that, to the actual knowledge of Scott Trobbe and Jim Mair (and without any duty of investigation or inquiry), the Leased Premises comply with all applicable building codes and other laws and regulations in effect at the time the applicable improvements comprising the Leased Premises were constructed. Landlord further represents to Tenant that, to the actual knowledge of Scott Trobbe and Jim Mair (and without any duty of investigation or inquiry), Landlord has received no written notice from any governmental agency that the Leased Premises are in violation of any applicable building codes or other laws in effect as of the date of this Lease.

                          7. ASSIGNMENT AND SUB-LETTING

NO ASSIGNMENT       (a) The Tenant covenants that it will not assign this Lease
AND SUB-LETTING     or sublet  all or any  part of the  Leased  Premises    or
                    mortgage  or encumber  this Lease or the Leased  Premises or any part  thereof,  or suffer or permit the occupation of
                    all or any part  thereof  by others  (each of
                    which is a "Transfer")  without the prior written consent of the Landlord,  which  consent the Landlord  covenants not to withhold  unreasonably (i) as to any assignee,  subtenant or
                    occupant  (the   "Transferee")  who  is  in  a  satisfactory
                    financial condition, agrees to use the Leased Premises for those purposes permitted hereunder, and (ii) as to any portion of the Leased Premises which, in the Landlord's reasonable judgment, is a proper and rational division of the Leased Premises, subject to the Landlord's right of termination arising under this paragraph. This prohibition against a Transfer shall not be construed to include a prohibition against any Transfer by operation of law. As used herein "Transfer" shall not include any assignment by Tenant to a subsidiary of the Tenant so long as Sections
                    7(d) and 7(e) hereof are complied with by the Tenant, and provided said subsidiary has a net worth of at least Ten
                    Million Dollars ($10,000,000.00).

ASSIGNMENT OR       (b) The Tenant shall not effect a Transfer unless:
SUB-LETTING
PROCEDURES          (i) it shall have  received or procured a bona fide  written offer  to  take  an  assignment  or  sublease  which  is not inconsistent  with the Lease,  and the  acceptance  of which would  not  breach  any  provision  of  this  Lease  if this
                    paragraph  is  complied   with  and  which  the  Tenant  has
                    determined  to  accept  subject  to  this  paragraph   being
                    complied with, and

                           (ii) it shall have first  requested  and obtained the
                    consent in  writing  of the  Landlord  thereto  pursuant  to
                    Section 7(a).

                    Any request for consent shall be in writing and accompanied by a copy of the offer certified by the Tenant to be true and complete, and the Tenant shall furnish to the Landlord all information available to the Tenant and reasonably requested by the Landlord as to the responsibility, financial standing and business of the proposed Transferee. Notwithstanding the provisions of sub-paragraph (a), within twenty (20) days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder, the Landlord shall have the right upon written notice of termination submitted to the Tenant, if the request is to assign this Lease or sublet the whole of the Leased Premises, to cancel and terminate this Lease, or if the request is to sublet a part of the Leased Premises only, to cancel and terminate this Lease with respect to such part, in each case as of a termination date to be stipulated in the notice of termination which shall be not less than sixty (60) days or more than ninety (90) days following the giving of such notice. In such event the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice of termination and Basic Rent and Additional Rent shall be apportioned and paid to the date of surrender and, if a part only of the Leased Premises is surrendered, Basic Rent and Additional Rent shall after the date of surrender abate proportionately. If such consent shall be given the Tenant shall effect the Transfer only upon the terms set out in the offer submitted to the Landlord as aforesaid and not otherwise. Any consent shall be given without prejudice to the Landlord's rights under the Lease and shall be limited to the particular Transfer in respect of which it was given and shall not be deemed to be an authorization for or consent to any further or other Transfer.

EXCESS  TRANSFER    (c) In the  event the   Landlord  consents to any  Transfer,
RENT                the Tenant shall p ay to the  Landlord, as and when  amounts on account are due or paid by the Transferee to the Tenant, 50 of all excess Transfer rents (hereinafter called the "Excess Transfer Rent"), if any, as Rent. The Excess
                    Transfer Rent shall be determined in accordance with the following:

                    It shall be a condition to Landlord's consent to any subleasing, assignment or other transfer of part or all of Tenant's interest in the Premises (hereinafter referred to as a "Transfer") that upon Landlord's consent to any Transfer, Tenant shall pay and continue to pay as Additional Rent over the term of the sublease or assignment to Landlord fifty percent (505%) of all consideration of any kind whatsoever (including, but not by way of limitation, a premium rental for a sublease or lump sum payment for an assignment, and/or the value of any stock warrants or stock options given as consideration for an assignment or subletting, and/or any consideration or money paid in consideration of or for any leasehold improvements constructed or installed by or for Tenant at Tenant's cost, or any portion of such leasehold improvements constructed by or for Tenant, and/or consideration or other money paid (in excess of the fair market value thereof) for Tenant's fixtures, trade fixtures, equipment and/or personal property used in connection with the Premises) in excess of the rental and other charges due Landlord under this Lease (prorated in the event of a sublease of less than the entire Premises), paid to or on account of Tenant, after Tenant's deduction therefrom of all reasonable brokerage commissions and reasonable attorney's fees to effect such assignment or subletting.

                    The Tenant agrees to promptly furnish such information with regard to the Excess Transfer Rent as the Landlord may reasonably request from time to time.

ASSUMPTION OF       (d) No  Transfer  shall be effective  unless the  Transferee
OBLIGATIONS         shall   execute   an  agreement  on the   Landlord's   form,
                    assuming all the obligations of the Tenant hereunder, and shall have paid to the Landlord its reasonable fee for processing the Transfer.

TENANT'S            (e) The Tenant agrees that any consent to a  Transfer  shall
CONTINUING          not thereby release the Tenant of its obligations hereunder.
OBLIGATIONS

CHANGE OF CONTROL   (f) If the Tenant or occupant of the Leased Premises at  any time is a corporation, it is  acknowledged  and agreed  that the  transfer  of the  majority  of the  issued apital stock
                    of   the   corporation   or   the   transfer   or   issuance
                    of any capital stock of the corporation sufficient to transfer effective voting control of the corporation to others than the shareholder or shareholders having effective voting control of the corporation immediately prior to such transfer or issuance, shall be deemed for all purposes of this paragraph 7 to be a Transfer and, accordingly, a violation of this paragraph 7 respecting assignment of this Lease unless the prior written consent of the Landlord is first obtained, and the Landlord shall have all of the same rights in respect thereof as though any such transfer or issuing of shares or proposed transferring or issuing of shares were a Transfer. The Landlord shall have access at all times to the corporate books and records of the Tenant, and the Tenant shall make the same available to the Landlord or its representatives upon request, for inspection and copying at all times in order to ascertain whether or not there has at any time during the Term of this Lease been a transfer or issuing of shares sufficient to constitute a change in the effective voting control of the Tenant. This subparagraph 7 (f) shall not apply to the Tenant if and for so long as the Tenant is a corporation whose shares are listed and traded on any recognized stock exchange in Canada or the United States, and shall not apply to a corporation that controls the Tenant if such controlling corporation itself is a corporation with a net worth of at least Fifty
                    Million Dollars ($50,000,000.00). Tenant agrees that any consent of transfer or change of control does not release
                    Tenant from its obligations hereunder.

                    (g) Notwithstanding anything in this Lease to the contrary, the Tenant shall not be permitted without the written consent of the Landlord pursuant to this Section 7 to effect a Transfer to tenants currently occupying space in the Property. Landlord consents to a sublease to the current tenant, Nick Talesfore, dba Talesfore Design, pursuant to
                    Section 7 (a), provided that Tenant complies with the remaining provisions of this Section 7 with respect to such transfer.

                               8. REPAIR & DAMAGE

LANDLORD'S          (a) The  Landlord  covenants  with the  Tenant to  keep in a
REPAIRS  TO         good and reasonable  state of repair  and  decoration:
BUILDING &
PROPERTY (i) those portions of the Property consisting of the entrance, lobbies, stairways, corridors, landscaped areas, parking areas, and other facilities from time to time provided for use in common by the Tenant and other tenants of the Building or Property, and the exterior portions (including foundations and roofs) of all buildings and structures from time to time forming part of the Property and affecting its general appearance; and

                        (ii) the Building (other than the Leased Premises and premises of other tenants) including the systems for interior climate control, the elevators and escalators (if any), entrance lobbies, stairways, corridors and washrooms from time to time provided for use in common by the Tenant and other tenants of Building or Property and the systems provided for use in common by the Tenant and other tenants of the Building or Property and the systems provided for bringing utilities to the Leased Premises.

LANDLORD'S          (b) The  Landlord  covenants  with the Tenant to  repair, so
REPAIRS TO THE far as reasonably feasible, and as expeditiously as LEASED PREMISES reasonably feasible, defects in standard demising walls or
                    in structural elements,  exterior   walls of the   Building,
                    suspended     ceiling,      electrical    and     mechanical
                    installations   standard   to the Building  installed by the
                    Landlord in the Leased Premises (if and to the extent that such defects are sufficient to impair the Tenant's use of the Leased Premises while using them in a manner consistent with this Lease) and "Insured Damage" (as herein defined).
                    The Landlord shall in no event be required to make repairs to Leasehold Improvements made by the Tenant, or by the Landlord on behalf of the Tenant or another tenant or to make repairs to wear and tear within the Leased Premises.

Tenant's Repairs    (c)  The Tenant  covenants  with  the  Landlord  to  repair, maintain  and  keep at the Tenant's own cost, except insofar as the obligation to repair rests upon the Landlord pursuant to this paragraph, the Leased Premises,  including Leasehold
                    Improvements in good and substantial repair, reasonable wear and tear excepted,  provided that  this obligation shall not extend  to  structural  elements or to  exterior glass or to repairs  which the  Landlord would be required to make under this  paragraph but for  the  exclusion therefrom of defects
                    not   sufficient to  impair the  Tenant's use of  the Leased
                    Premises while using them in a  manner  consistent with this
                    Lease. The  Landlord  may enter the Leased  Premises  at all reasonable  times and  view the  condition  thereof  and the
                    Tenant  covenants with  the Landlord to repair, maintain and keep  the  Leased Premises  in  good  and substantial repair according  to  notice  in  writing, reasonable wear and tear excepted. If  the  Tenant shall  fail to repair as aforesaid after  reasonable  notice  to do so, the Landlord may effect the  repairs  and  the Tenant  shall pay the reasonable cost thereof to the Landlord on demand. The Tenant covenants with
                    the Landlord that the Tenant  will   at the  expiration   of
                    the  Term  or sooner termination thereof peaceably surrender
                    the   Leased   Premises  and  appurtenances  in   good   and
                    substantial repair and condition, reasonable wear and tear excepted.

Indemnification     (d) If any  part  of the  Property  becomes  out of  repair, damaged or destroyed  through the  negligence  of, or misuse by, the Tenant or its employees,  agents, invitees or others under its  control,  the Tenant  shall pay the  Landlord  on demand the expense of repairs or replacements, including the
                    Landlord's   reasonable   administration   charge   thereof,
                    necessitated by such negligence or misuse.

DAMAGE AND          (e)    It is agreed between the Landlord and the Tenant
DESTRUCTION                that:

                           (i) in the event of damage to the Property or to any part thereof, if in the reasonable opinion of the Landlord the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of ten (10) days, then

                                  (1) unless the damage was caused by the fault or negligence of the Tenant or its employees, agents, invitees or others under its control, from the date of occurrence of the damage and until the Leased Premises are again reasonably capable for use and occupancy as aforesaid, the Rent payable pursuant to this Lease shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

                                  (2) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided in sub-paragraphs (a), (b) and
                                        (c) of this paragraph) shall repair such
                                        damage  with all  reasonable  diligence,
                                        but to the  extent  that any part of the
                                        Leased   Premises   is  not   reasonably
                                        capable  of such  use and  occupancy  by
                                        reason  of damage  which  the  Tenant is
                                        obligated  to  repair   hereunder,   any
                                        abatement  of Rent to which  the  Tenant
                                        would  otherwise  be entitled  hereunder
                                        shall not extend  later than the time by
                                        which, in the reasonable  opinion of the
                                        Landlord, repairs by the Tenant ought to
                                        have  been  completed  with   reasonable
                                        diligence;

                             (ii) if the damage is such that the Leased Premises
                           are rendered untenantable, in whole or in part, and if, in the opinion of the Landlord, the damage cannot be repaired with reasonable diligence within one hundred and eighty (180) days from the happening of the damage, then the Landlord may, within thirty (30) days after the date of the damage, terminate this Lease by notice to the Tenant. Upon the Landlord giving such notice, this Lease shall be terminated as of the date of the damage and the Rent and all other payments for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of the damage. If the Leased Premises are not repaired within 180 days after the date of damage, the Tenant may, within 30 days after such 180th day, terminate this Lease by notice to the Landlord. Upon the Tenant giving such notice, this Lease shall be terminated as of the date of damage and the Rent and all other payments for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of damage;

                           (iii) the Landlord shall not be required to use plans and specifications and working drawings used in the original construction of the Building and nothing in this Section requires the Landlord to rebuild the Building in the condition and state that existed before the damage, but the Building, as rebuilt, will have reasonably similar facilities and services to those in the Building prior to the damage; and

                           (iv) if premises whether of the Tenant or other tenants of the Property comprising in the aggregate half or more of the total number of square feet of rentable office area in the Property or half or more of the total number of square feet of rentable office area in the Building (as determined by the Landlord) or portions of the Property which affect access or services essential thereto, are substantially damaged or destroyed by any cause and if in the reasonable opinion of the Landlord the damage cannot reasonably be repaired within one hundred and eighty (180) days after the occurrence thereof, then the Landlord may, by written notice to the Tenant given within thirty
                           (30) days after the occurrence of such damage or destruction, terminate this Lease, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in sub-paragraphs (a) (b) and (c) of this paragraph, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within sixty (60) days after delivery of such notice of termination, and Rent shall be apportioned and paid to the date upon which possession is so delivered up (but subject to any abatement to which the Tenant may be entitled under sub-paragraph (e)
                           (i) of this paragraph).

                           9. INSURANCE AND LIABILITY

LANDLORD'S          (a) The  Landlord  shall take out and keep in force  during
INSURANCE           the Term insurance  with  respect to the  Property    except
                    for the "Leasehold Improvements" (as hereinafter defined) in the Leased Premises. The insurance to be maintained by the Landlord shall be in respect of perils and in amounts and on terms and conditions which from time to time are insurable at a reasonable premium and which are normally insured by reasonable prudent owners of properties similar to the Property, all as from time to time determined at reasonable intervals by insurance advisors selected by the Landlord, and whose opinion shall be conclusive. Unless and until the insurance advisors shall state that any such perils are not customarily insured against by owners of properties similar to the Property, the perils to be insured against by the Landlord shall include, without limitation, public liability, boilers and machinery, fire and extended perils and may include at the option of the Landlord losses suffered by the Landlord in its capacity as Landlord through business interruption. The insurance to be maintained by the Landlord shall contain a waiver by the insurer of any rights of subrogation or indemnity or any other claim over which the insurer might otherwise be entitled against the Tenant or the agents or employees of the Tenant.

TENANT'S            (b) The Tenant  shall take out and keep in force during the
INSURANCE           Term:

                    (i) comprehensive general public liability insurance all on an occurrence basis with respect to the business carried on in or from the Leased Premises and the Tenant's use and occupancy of the

                            Leased Premises and of any other part of the Property, with coverage for any one occurrence or claim of not less than Five Million Dollars ($5,000,000) or such other amount as the Landlord may reasonably require upon not less than one (1) month notice at any time during the Term, which insurance shall include the Landlord as a named insured and shall contain a cross liability clause protecting the Landlord in respect of claims by the Tenant as if the Landlord were separately insured; and,

                           (ii) insurance against such other perils and in such amounts as the Landlord may from time to time reasonably require upon not less than ninety (90) days' written notice, such requirement to be made on the basis that the required insurance is customary at the time for similarly situated tenants of properties similar to the Property.

                    All insurance required to be maintained by the Tenant shall be on terms and with insurers satisfactory to the Landlord. Each policy shall contain: (A) a waiver by the insurer of any rights of subrogation or indemnity or any other claim over to which the insurer might otherwise be entitled against the Landlord or the agents or employees of the Landlord, (B) a cross liability clause and (C) an undertaking by the insurer that no material change adverse to the Landlord or the Tenant will be made, and the policy will not lapse or be canceled, except after not less than thirty (30) days' written notice to the Landlord of the intended change, lapse or cancellation. The Tenant shall furnish to the Landlord, if and whenever requested by it, certificates or other evidences acceptable to the Landlord as to the insurance from time to time effected by the Tenant and its renewal or continuation in force, together with evidence as to the method of determination of full replacement cost of the Tenant's Leasehold Improvements, trade fixtures, furniture and equipment, and if the Landlord reasonably concludes that the full replacement cost has been underestimated, the Tenant shall forthwith arrange for any consequent increase in coverage required under sub-paragraph
                    (b). If the Tenant shall fail to take out, renew and keep in force such insurance, or if the evidences submitted to the Landlord are unacceptable to the Landlord (or no such evidences are submitted within a reasonable period after request therefor by the Landlord), then the Landlord may give to the Tenant written notice requiring compliance with this sub-paragraph and specifying the respects in which the Tenant is not then in compliance with this sub-paragraph. If the Tenant does not within forty-eight (48) hours provide appropriate evidence of compliance with this sub-paragraph, the Landlord may (but shall not be obligated to) obtain some or all of the additional coverage or other insurance which the Tenant shall have failed to obtain, without prejudice to any other rights of the Landlord under this Lease or otherwise, and the Tenant shall pay all premiums and other reasonable expenses incurred by the Landlord to the Landlord on demand.

LIMITATION  OF      (c) The  Tenant   agrees  that  the  Landlord  shall  not be
LANDLORD'S          liable for any  bodily injury or death of, or loss or damage
LIABILITY           to any  property belonging  to, the Tenant or its employees, invitees  or licensees or any other  person in, on  or about the  Property  unless  resulting  from  the  actual  willful misconduct or gross negligence  of  the  Landlord or its own employees;  provided  however, under no circumstances  shall
                    Landlord  be liable for any claims of lost profits,  loss of income or lost business. In no event shall the  Landlord  be
                    liable  for  any   damage,  including  indirect,  special or
                    consequential damages,  which is  caused  by  steam,  water, rain  or snow or other thing which may leak  into,  issue or flow  from  any  part of the  Property  or from the pipes or
                    plumbing   works,  including  the sprinkler system  (if any)
                    therein or from any other  place or for any damage caused by or  attributable  to  the  condition  or  arrangement of any
                    electric or  other  wiring or of  sprinkler   heads (if any)
                    or for any such damage caused by anything done or omitted by any other tenant, except to the extent the same arise from the actual willful misconduct or gross negligence of the Landlord or its employees. In the event Tenant has any claim against Landlord under this Lease, such claim shall only be against Landlord's interest in the Property and Landlord's members shall have no liability hereunder.

INDEMNITY OF        (d) Except with respect to claims or  liabilities in respect
LANDLORD            of any  damage   which is Insured  Damage to the   extent of
                    the cost of repairing such Insured Damage, the Tenant agrees to indemnify and save harmless the Landlord in respect of:

                           (i)    all  claims   for  bodily   injury  or  death,
                                  property damage or other loss or damage arising from the conduct of any work or any act or omission of the Tenant or any assignee, sub-tenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto; and

                           (ii) any loss, cost, (including, without limitation, lawyers' fees and disbursements), expense or damage suffered by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease.

DEFINITION OF
"INSURED DAMAGE"    e) For   purposes    of   this   Lease,   "Insured   Damage"
                    means that part of any damage occurring to the Property of which the entire cost of repair (or the entire cost of repair other than deductible amount properly collectable by the Landlord as part of the Additional Rent) is actually recovered by the Landlord under a policy or policies of insurance from time to time effected by the Landlord pursuant to sub-paragraph (a) Where an applicable policy of insurance contains an exclusion for damages recoverable from a third party, claims as to which the exclusion applies shall be considered to constitute Insured Damage only if the Landlord successfully recovers from the third party.

                       10. EVENTS OF DEFAULT AND REMEDIES

EVENTS OF DEFAULT   (a)  In   the  event of   the  happening  of  any one of the
AND REMEDIES        following events:



                           (i) the Tenant shall have failed to pay an installment of Rent or any other amount payable hereunder when due, and such failure shall be continuing for a period of more than ten (10) days after the date such installment or amount was due;

                           (ii) there shall be a default of or with any condition, covenant, agreement or other obligation on the part of the Tenant to be kept, observed or performed hereunder (other than the obligation to pay Rent or any other amount of money) and such default shall be continuing for a period of more than fifteen
                                  (15) days after written notice by the Landlord to the Tenant specifying the default and requiring that it be cured;

                           (iii) if any policy of insurance upon the Property or any part thereof from time to time effected by the Landlord shall be canceled or about to be canceled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, sub-tenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant after receipt of notice in writing from the Landlord shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance;

                           (iv) the Leased Premises shall, without the prior written consent of the Landlord, be used by any other persons than the Tenant or a permitted Transferee or for any purpose other than that for which they were leased or occupied or by any persons whose occupancy is prohibited by this Lease;

                           (v) the Leased Premises shall be vacated or abandoned, or remain unoccupied without the prior written consent of the Landlord for fifteen (15) consecutive days or more while capable of being occupied;

                           (vi) the balance of the Term of this Lease or any of the goods and chattels of the Tenant located in the Leased Premises, shall at any time be seized in execution or attachment; or

                           (vii) the Tenant shall make any assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any statute for bankrupt or insolvent debtors or, if a corporation, shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence; or a trustee, receiver or receiver-manager or agent or other like person shall be appointed of any of the assets of the Tenant;

                    then the Landlord shall have the following rights and remedies all of which are cumulative and not alternative and not to the exclusion of any other or additional rights and remedies in law or equity available to the Landlord by statute or otherwise:

                    (A) to remedy or attempt to remedy any default of the Tenant, and in so doing to make any payments due or alleged to be due by the Tenant to third parties and to enter upon the Leased Premises to do any work or other things therein, and in such event all reasonable expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord on demand;

                    (B) with respect to unpaid overdue Rent, to the payment by the Tenant of the Rent and of interest (which said interest shall be deemed included herein in the term "Rent") thereon at a rate equal to the lesser of three percent (3%) above the prime commercial loan rate charged to borrowers having the highest credit rating from time to time by the Landlord's principal bank from the date upon which the same was due until actual payment thereof and the maximum amount allowed under the laws of the jurisdiction in which the Building is located;

                    (C) to terminate this Lease forthwith by leaving upon the Leased Premises or by affixing to an entrance door to the Leased Premises notice terminating the Lease and to immediately thereafter cease to furnish any services hereunder and enter into and upon the Leased Premises or any part thereof in the name of the whole and the same to have again, re-possess and enjoy as of its former estate, anything in this Lease contained to the contrary notwithstanding. The Tenant hereby expressly waives any and all notices (other than those notices specifically outlined in this Lease) to cure or vacate or to quit the Leased Premises provided by current or future law;

                    (D) to enter the Leased Premises as agent of the Tenant and as such agent to re-let them and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and upon giving ten (10) days' written notice to the Tenant to store the same at the expense and risk of the Tenant or to sell or otherwise dispose of the same at public or private sale without further notice and to apply the proceeds thereof and any rent derived from re-letting the Leased Premises upon account of the Rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency if any; and

                    (E) in the event of any breach by the Tenant of any of the covenants or provisions of this Lease, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, and mention in this Lease of any particular remedy shall not preclude the Landlord from any other remedy at law or in equity. Tenant hereby expressly waives any and all rights of redemption or to any notice to quit granted by or under any present or future laws in the event of this Lease being terminated and/or Landlord obtaining possession of the Leased Premises pursuant to the provisions of this section.

PAYMENT  OF RENT,   (b)    Upon the  giving  by  the   Landlord  of  a notice in
ETC.ON                     writing terminating  this Lease  under  paragraph  10
TERMINATION                (a)(C),  above,  this  Lease  and   the  Term   shall
                           terminate, the  Tenant shall  remain  liable  for and
                           shall pay  on  demand  by   the Landlord (i) the full
                           amount of all Rent which would have accrued until the
                           date on which this Lease would have expired had such
                           such  termination
                           not  occurred,  and any and all damages and  expenses
                           incurred   by  the   Landlord  in   re-entering   and
                           repossessing  the Leased  Premises in making good any
                           default of the Tenant,  in making any  alterations to
                           the Leased  Premises,  and any and all expenses which
                           the Landlord  may incur  during the  occupancy of any
                           new  tenant,  less  (ii)  the  net  proceeds  of  any
                           re-letting of the Leased  Premises which has occurred
                           at the time of the  aforesaid  demand by the Landlord
                           to  the  Tenant.  The  Tenant  agrees  to  pay to the
                           Landlord the  difference  between  items (i) and (ii)
                           above for the period  through and  including the date
                           on which this Lease would have  expired if it had not
                           been  terminated.  The Landlord  shall be entitled to
                           any excess with no credit to the Tenant. The Landlord
                           may,  in its  sole  discretion,  make  demand  on the
                           Tenant as aforesaid on any one or more occasions, and
                           any  suit   brought  by  the   Landlord   to  enforce
                           collection of such difference for any one month shall
                           not  prejudice  the  Landlord's  right to enforce the
                           collection of any difference for any subsequent month
                           or months. In addition to the foregoing,  and without
                           regard to  whether  this  Lease has been  terminated,
                           Tenant shall pay to the  Landlord all costs  incurred
                           by  the  Landlord,  including  reasonable  attorneys'
                           fees,   with   respect  to  any   lawsuit  or  action
                           instituted or taken by the Landlord to enforce the provisions of this Lease. The Tenant's liability shall survive the institution of summary proceedings and the issuance of any warrant hereunder.

                           If the Landlord determines that it is impracticable or extremely difficult to fix the actual damages, then, as an alternative to the remedy set forth in the preceding paragraph, the Tenant will pay to the Landlord on demand, liquidated and agreed final damages for the Tenant's default calculated in accordance with this paragraph. Liquidated damages hereunder shall be an amount equal to the present value at a rate of six percent (6%) per annum of the excess, if any, of (i) all Rent payable under this Lease from the date of such demand for what would be the then unexpired Term of this Lease in the absence of such termination over (ii) the then fair market rental value of the Leased Premises (as determined by the Landlord). If any law shall limit the amount agreed upon, the Landlord shall be entitled to the maximum amount allowable under such law. Nothing herein shall be construed to affect or prejudice the Landlord's right to prove, and claim in full, unpaid rent accrued prior to termination of this Lease. Upon termination of this Lease and the Term, the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord, and the Landlord may forthwith re-enter and take possession of them.

                    (c) The Tenant shall pay to the Landlord on demand all costs and expenses, including lawyers' fees, incurred by the Landlord in enforcing any of the obligations of the Tenant under this Lease.

                              ADDITIONAL PROVISIONS

COMMON AREAS        11.    The Tenant  acknowledges and  agrees that  the common
                    areas of  the  Property  shall  at  all  times  be   subject
                    to the  exclusive  management  and control of the  Landlord.
                    Without limiting the generality of the foregoing, the Tenant specifically acknowledges and agrees that the Landlord may temporarily close or restrict the use of all or any part of the common areas of the Property in an emergency, or for security or crowd control purposes, to facilitate tenants moving in or out of the building, or for the purpose of making repairs, alterations or renovations. The Landlord agrees not to permanently alter such common areas in any manner which would deny reasonable access to the Leased
                    Premises. In the event of any such temporary closure or restriction of use or if changes are made to such common areas by the Landlord, the Landlord shall not be subject to any liability nor shall the Tenant be entitled to any compensation or any diminution or abatement of Rent and such closures, restriction and changes shall not be deemed to be a constructive or actual eviction or a breach of the Landlord's covenant for quiet enjoyment.


                    12.      [Intentionally omitted]

SUBORDINATION  AND  13. This Lease and all rights of the Tenant hereunder are
ATTORNMENT          subject and subordinate to all underlying leases and
                    charges, or mortgages now or hereafter existing (including charges, and mortgages by way of debenture, note, bond, deeds of trust and mortgage and all instruments supplemental thereto) which may now or hereafter affect the Property or any part thereof and to all renewals, modifications, consolidations, replacements and extensions thereof provided the lessor, chargee, mortgagee or trustee agrees to accept this Lease if not in default; and in recognition of the foregoing the Tenant agrees that it will, whenever requested, attorn to such lessor, chargee, mortgagee as a tenant upon all the terms of this Lease. The Tenant agrees to execute promptly whenever requested by the Landlord or by the holder of any such lease, charge, or mortgage an instrument of subordination or attornment as may be required of it.

CERTIFICATES        14.  The  Tenant  agrees  that it  shall  promptly  whenever requested by the Landlord from time to time execute and deliver to the Landlord, and if required by the Landlord, to any lessor, chargee, or mortgagee (including any trustee) or other person designated by the Landlord, an acknowledgment in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the Rent payable hereunder and the state of the accounts between Landlord and the Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request an acknowledgment.

INSPECTION OF AND   15. The Landlord shall be permitted at any time and from
ACCESS TO THE       time to time to enter and to have its authorized agents,
LEASED  PREMISES    employees and contractors enter the Leased Premises for the purposes of inspection, window cleaning, maintenance, providing janitor service, making repairs, alterations or improvements to the Leased Premises or the Property, or to have access to utilities and services (including all ducts and access panels (if any), which the Tenant agrees not to obstruct) and the Tenant shall provide free and unhampered access for the purpose, and shall not be entitled to compensation or any diminution or abatement of Rent for any inconvenience, nuisance or discomfort caused thereby. The
                    Landlord and its authorized agents and employees shall be permitted entry to the Leased Premises for the purpose of exhibiting them to prospective tenants. The Landlord in exercising its rights under this paragraph shall do so to the extent reasonably necessary so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises provided that in an emergency the Landlord or persons authorized by it may enter the Leased Premises without regard to minimizing interference.

DELAY 16. Except as herein otherwise expressly provided, if and whenever and to the extent that either the Landlord or the Tenant shall be prevented, delayed or restricted in the fulfillment of any obligation hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing (other than the payment of moneys required to be paid by the Tenant to the Landlord hereunder) by reason of:

                           (a)    strikes or work stoppages;
                           (b)    being unable to obtain any material, service,
                                  utility or labor required to fulfill such
                                  obligation;
                           (c)    any  statute,   law  or   regulation   of,  or
                                  inability to obtain any permission from any government authority having lawful jurisdiction preventing, delaying or restricting such fulfillment; -or-
                           (d)    other unavoidable occurrence,
                    the time for fulfillment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfillment thereof, and the other party to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned; provided that nevertheless the Landlord will use its best efforts to maintain services essential to the use and enjoyment of the Leased Premises and provided further that if the Landlord shall be prevented, delayed or restricted in the fulfillment of any such obligation hereunder by reason of any of the circumstances set out in sub-paragraph (c) of this paragraph 15 and to fulfill such obligation could not, in the reasonable opinion of the Landlord, be completed without substantial additions to or renovations of the Property, the Landlord may on sixty (60) days' written notice to the Tenant terminate this Lease.

WAIVER 17. If either the Landlord or the Tenant shall overlook, excuse, condone or suffer any default, breach, non-observance, improper compliance or non-compliance by the other of any obligation hereunder, this shall not operate as a waiver of such obligation in respect of any continuing or subsequent default, breach, or non-observance, and no such waiver shall be implied but shall only be effective if expressed in writing.

SALE, DEMOLITION    18.  (a)      The  term  "Landlord"  as used in this  Lease,
AND RENOVATION           means  only  the  owner  for  the  time  being  of  the
                         Property,  so that in the event of any sale or sales or
                         transfer or transfers of the Property, or the making of
                         any  lease or leases  thereof,  or the sale or sales or
                         the  transfer  or  transfers  or  the   assignment   or
                         assignments  of any  such  lease  or  leases,  previous
                         landlords  shall  be and  hereby  are  relieved  of all
                         covenants and  obligations  of Landlord  hereunder.  It
                         shall be deemed and construed without further agreement
                         between the parties,  or their  successors in interest,
                         or between the parties and the  transferee or acquirer,
                         at any such sale, transfer or assignment,  or lessee on
                         the  making  of any such  lease,  that the  transferee,
                         acquirer  or lessee has assumed and agreed to carry out
                         any  and  all  of  the  covenants  and  obligations  of
                         Landlord  hereunder  to  Landlord's  exoneration,   and
                         Tenant shall thereafter be bound to and shall attorn to such transferee, acquirer or lessee, as the case may be, as Landlord under this Lease;

                           (b) Notwithstanding anything contained in this Lease to the contrary, in the event the Landlord intends to demolish or to renovate substantially all the Building, then the Landlord, upon giving the Tenant one hundred and eighty (180) days' written notice, shall have the right to terminate this Lease and this Lease shall thereupon expire on the expiration of one hundred and eighty (180) days from the date of the giving of such notice without compensation of any kind to the Tenant.

PUBLIC TAKING       19. The Landlord and Tenant shall co-operate,  each with the other,  in  respect  of any  Public  Taking  of  the  Leased
                    Premises or any part  thereof so that the Tenant may receive the  maximum  award  to  which  it is  entitled  in law  for relocation  costs and business  interruption and so that the
                    Landlord  may  receive  the  maximum  award  for  all  other compensation  arising from or relating to such Public Taking
                    (including  all  compensation  for the value of the Tenant's leasehold interest subject to the Public Taking) which shall be the property of the Landlord,  and the Tenant's rights to such  compensation  are hereby assigned to the Landlord.  If the whole or any part of the  Leased  Premises  is  Publicly
                    Taken,  as between  the  parties  hereto,  their  respective rights and obligations under this Lease shall continue until
                    the  day  on  which  the  Public  Taking   authority   takes
                    possession  thereof.  If the whole or any part of the Leased
                    Premises  is Publicly  Taken,  the  Landlord  shall have the option,  to be exercised by written notice to the Tenant, to terminate this Lease and such termination shall be effective on the day the Public Taking  authority takes  possession of the whole or the  portion of the  Property  Publicly  Taken.
                    Rent and all other payments shall be adjusted as of the date of such  termination  and the Tenant  shall,  on the date of such Public Taking, vacate the Leased Premises and surrender the same to the Landlord, with the Landlord having the right to re-enter and re-possess the Leased Premises discharged of this  Lease and to remove  all  persons  therefrom.  In this
                    paragraph,   the  words   "Public   Taking"   shall  include
                    expropriation and condemnation and shall include a sale by the Landlord to an authority with powers of expropriation, condemnation or taking, in lieu of or under threat of expropriation or taking and "Publicly Taken" shall have a corresponding meaning.

REGISTRATION OF     20. The Tenant agrees with the Landlord not to register this
LEASE               Lease in any recording  office and not to register notice of this Lease in any form without the prior written consent of the Landlord. If such consent is provided such notice of Lease or caveat shall be in such form as the Landlord shall have approved and upon payment of the Landlord's reasonable fee for same and all applicable transfer or recording taxes or charges. The Tenant shall remove and discharge at Tenant's expense registration of such a notice or caveat at the expiry or earlier termination of the Term, and in the event of Tenant's failure to so remove or discharge such notice or caveat after ten (10) days' written notice by Landlord to Tenant, the Landlord may in the name and on behalf of the Tenant execute a discharge of such a notice or caveat in order to remove and discharge such notice of caveat and for the purpose thereof the Tenant hereby irrevocably constitutes and appoints any officer of the Landlord the true and lawful attorney of the Tenant.

LEASE ENTIRE       21. The  Tenant  acknowledges  that there are no  covenants,
AGREEMENT          representations,   warranties,   agreements   or  conditions
                    express or implied, collateral or otherwise forming part of or in any way affecting or relating to this Lease save as expressly set out in this Lease and Schedules attached hereto and that this Lease and such Schedules constitute the entire agreement between the Landlord and the Tenant and may not be modified except as herein explicitly provided or except by agreement in writing executed by the Landlord and the Tenant.

NOTICES 22. Any notice, advice, document or writing required or contemplated by any provision hereof shall be given in writing and if to the Landlord, either delivered personally to an officer of the Landlord or mailed by prepaid mail addressed to the Landlord at the said local office address of the Landlord shown above, and if to the Tenant, either delivered personally to the Tenant (or to an officer of the Tenant, if a corporation) or mailed by prepaid mail addressed to the Tenant at the Leased Premises, or if an address of the Tenant is shown in the description of the Tenant above, to such address. Every such notice, advice, document or writing shall be deemed to have been given when delivered personally, or if mailed as aforesaid, upon the fifth day after being mailed. The Landlord may from time to time by notice in writing to the Tenant designate another address as the address to which notices are to be mailed to it, or specify with greater particularity the address and persons to which such notices are to be mailed and may require that copies of notices be sent to an agent designated by it. The Tenant may, if an address of the Tenant is shown in the description of the Tenant above, from time to time by notice in writing to the Landlord, designate another address as the address to which notices are to be mailed to it, or specify with greater particularity the address to which such notices are to be mailed.

INTERPRETATION      23.   In this  Agreement   "herein",  "hereof"',  "hereby",
                    "hereunder", "hereto", "hereinafter" and similar expressions refer to this  Lease and  not to  any  particular paragraph, clause or other portion thereof, unless  there is  something in the subject matter or context inconsistent therewith; and
                    the parties agree that all of  the  provisions of this Lease are to be  construed as covenants  and  agreements as though words importing such covenants and  agreements were  used in
                    each  separate    paragraph   hereof,   and that  should any
                    provision  or  provisions  of  this  Lease be illegal or not enforceable  it  or  they  shall  be considered separate and severable from  the Lease and its remaining provisions shall remain in force and be binding  upon  the parties hereto  as though the  said  provision  or  provisions  had  never been
                    included,  and   further  that  the   captions appearing for
                    the provisions of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provisions hereof.

EXTENT OF LEASE     24. This   Agreement and everything  herein  contained shall
OBLIGATIONS         enure  to   the   benefit  of  and be  binding    upon   the
                    respective   heirs, executors,  administrators,  successors,
                    assigns  and  other  legal   representatives,    as the case
                    may be, of each and every of the parties hereto,  subject to the granting of consent by the Landlord to any assignment or sublease,  and every  reference  herein to any party  hereto
                    shall   include   the  heirs,   executors,   administrators,
                    successors, assigns and other legal representatives of such party, and where there is more than one tenant or there is a male or female party the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.

USE AND             25. If the  Tenant  shall for any  reason  use or occupy the
OCCUPANCY           Leased  Premises in any  way  prior to the   commencement of
PRIOR TO TERM       the Term without  there being an existing lease  between the
                    Landlord and Tenant under which the Tenant has occupied the Leased Premises, then during such prior use or occupancy the Tenant shall be a Tenant of the Landlord and shall be subject to the same covenants and agreements in this Lease mutatis mutandis.

LIMITATION  ON      26.  Notwithstanding  any other provision of this Lease,  it
LANDLORD LIABILITY  is   expressly  understood  and   agreed   that   the  total
                    liability  of the  Landlord  arising out of or in connection
                    with this  Lease,  the  relationship   of the  Landlord  and
                    the Tenant  hereunder  and/or the Tenant's use of the Leased
                    Premises, shall be limited to the estate of the Landlord in the Property. No other property or asset of the Landlord or any partner or owner of the Landlord shall be subject to levy, execution, or other enforcement proceedings or other judicial process for the satisfaction of any judgment or any other right or remedy of the Tenant arising out of or in connection with this Lease, the relationship of the Landlord and the Tenant hereunder and/or the Tenant's use of the Leased Premises.

WAIVER OF JURY      27. The  Tenant  hereby  waives  trial by jury in any claim,
TRIAL               action,   proceeding  or  counterclaim   brought  by  either
                    party against the other on any matters arising out of or in any way connected with this Lease, the relationship of the Landlord and the Tenant, or the Tenant's use and occupancy of the Leased Premises.

CHOICE OF LAW       28. This Lease shall be governed by the laws of the State in which the Leased Premises are located. Any litigation between the Landlord and the Tenant concerning this Lease shall be initiated in the county in which the Premises are located.

SCHEDULES           29.  The provisions  of  the  following  Schedules  attached hereto shall form part of this Lease as if the same were embodied herein:

                                   Schedule "A"          -    Legal Description
                                                                of Property
                                   Schedule "B"          -    Measurement of
                                                                Rentable Area
                                   Schedule "B-1"        -    Location of Leased
                                                                Premises
                                   Schedule "C"          -    Taxes Payable by
                                                                Landlord and
                                                                  Tenant
                                   Schedule "D"          -    Services and Costs
                                   Schedule "E"          -    Rules and
                                                                Regulations
                                   Schedule "F"          -    Leasehold
                                                                Improvements

                    IN WITNESS WHEREOF the parties hereto have executed this Agreement. I/We have authority to bind the corporation.

                                                                     Landlord:

                                                                     WATER TOWER CAMPBELL, LLC
                                                                     -------------------------
                                                                     A California limited liability company,
                                                                     --------------------------------------

  Checked       /s/ Paula D. Francis
--------------  --------------------------------------------------  by Signature   /s/  Jim Mair
  Verified              Witness as to signing by Landlord           Title:       Member
--------------


                                                                     Tenant:       Nx Networks, a Delaware corporation

                Witness/Attest

                               /s/ Peter Kendrick                     By Signature   /s/  Jay R. Schifferli
                --------------------------------------------------
                            Witness as to signing by                  Title:         General Counsel
                         Tenant or officer(s) of Tenant               Name:          Jay R. Schifferli


                    PROPERTY NAME:      307 Orchard City Drive
                                        Campbell, California 95008




                                                             INITIAL
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                                                   Landlord     |      Tenant
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